UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 25, 2012

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2775

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303) 633-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Contribution Agreement

On June 25, 2012, DCP Midstream Partners, LP (the “Partnership”) entered into an agreement (the “Contribution Agreement”) with DCP Midstream, LLC (“Midstream”) and DCP LP Holdings, LLC (“Holdings”), pursuant to which Holdings agreed to contribute to the Partnership (i) its 20% ownership interest in the fractionation facility located near Mont Belvieu, Texas that is operated by ONEOK MB I, LP and (ii) its 12.5% ownership interest in the fractionation facilities located near Mont Belvieu, Texas, which are operated by Enterprise Products Partners, LP, for aggregate consideration of $200.0 million (the “Transaction”). The aggregate consideration for the Transaction consists of $140.0 million in cash and $60.0 million in the form of 1,536,098 common units representing limited partner interests of the Partnership (the “Common Units”). The Transaction is expected to close early in the third quarter, subject to customary closing conditions. There can be no assurance that the Transaction will be completed in the anticipated time frame, or at all, or that anticipated benefits of the Transaction will be realized.

Midstream directly owns 100% of DCP Midstream GP, LLC (the “General Partner”), which is the general partner of the general partner of the Partnership. Accordingly, the conflicts committee of the Board of Directors of the General Partner (the “Board”) approved the Transaction. The conflicts committee, a committee consisting of independent members of the Board, retained independent legal and financial advisors to assist it in evaluating the Transaction.

A copy of the Contribution Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the terms of the Contribution Agreement and the Transaction is qualified in its entirety by reference to such exhibit. The Transaction is subject to customary closing conditions and there is no assurance that it will be completed or that anticipated benefits of the Transaction will be realized.

Common Unit Purchase Agreement

On June 25, 2012, the Partnership entered into a Common Unit Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”) to sell 4,989,802 Common Units in a private placement (the “Private Placement”) at a price of $35.55 per Common Unit for aggregate consideration of approximately $177.4 million. The Partnership intends to use the net proceeds from the Private Placement to repay debt, for general partnership purposes, and to fund growth. The Private Placement will be made in reliance of Section 4(2) of the Securities Act of 1933, as amended, for the exemption from the registration requirements of Section 5 thereof.

Pursuant to the Purchase Agreement, the Partnership agreed to indemnify the Purchasers and their respective officers, directors, and other representatives against certain losses resulting from any breach of the Partnership’s representations, warranties, or covenants contained therein.

A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit.

Item 7.01 Regulation FD Disclosure.

On June 25, 2012, the Partnership issued press releases announcing the Transaction and the Private Placement. A copy of each press release is being furnished and is attached, respectively, as Exhibit 99.1 and Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K, the press releases shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and such exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statements regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined under the federal securities laws, including statements regarding the anticipated closing of the Transaction and other aspects of the Transaction. Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. In addition, these statements are subject to certain risks, uncertainties, and other assumptions that are difficult to predict and may be beyond the Partnership’s control, including market conditions, customary closing conditions, and factors described in the Partnership’s Annual Report on Form 10-K. If one or more of these risks or uncertainties materialize, or if underlying assumptions regarding the Transaction prove incorrect, the Partnership’s actual results may vary materially from what management anticipated, estimated, projected, or expected.

Investors are encouraged to closely consider the disclosures and risk factors contained in the Partnership’s periodic reports filed from time to time with the Securities and Exchange Commission. The statements made in this Current Report on Form 8-K speak only as of the date hereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Contribution Agreement, dated June 25, 2012, among DCP LP Holdings, LLC, DCP Midstream, LLC, and DCP Midstream Partners, LP.

10.1	Common Unit Purchase Agreement, dated June 25, 2012, by and among DCP Midstream Partners, LP and the purchasers named therein.

99.1	Press Release regarding the Transaction dated June 25, 2012.

99.2	Press Release regarding the Private Placement dated June 25, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2012

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Michael S. Richards
		Name:	Michael S. Richards
		Title:	Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Contribution Agreement, dated June 25, 2012, among DCP LP Holdings, LLC, DCP Midstream, LLC, and DCP Midstream Partners, LP.

10.1	Common Unit Purchase Agreement, dated June 25, 2012, by and among DCP Midstream Partners, LP and the purchasers named therein.

99.1	Press Release regarding the Transaction dated June 25, 2012.

99.2	Press Release regarding the Private Placement dated June 25, 2012.